A320 FAMILY AIRCRAFT
PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

(the “Seller”)

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

(the “Buyer”)

AND

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

(the “Consenting Party”)

Buyer's reference: 10SIES2006FR

Seller's reference: CT1001939

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CONTENTS

Clauses

0	SUPPLEMENTARY DEFINITIONS	4

1	QUANTITY	6

2	AIRCRAFT DEFINITION	6

3	BASE PRICES	7

4	DELIVERY SCHEDULE	10

5	PAYMENTS	11

6	LIQUIDATED DAMAGES	11

7	WARRANTIES AND SERVICE LIFE POLICY	11

8	TECHNICAL DATA	12

9	SELLER REPRESENTATIVE SERVICES	13

10	NEGOTIATED AGREEMENT	13

11	APPLICABILITY	13

12	CONFIDENTIALITY	14

13	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	14

14	LAW AND JURIDICTION	14

15	COUNTERPARTS	15

Appendices

A1	A320-200 STANDARD SPECIFICATION

A2	A321-200 STANDARD SPECIFICATION

B	AIRFRAME PRICE REVISION FORMULA

C1	CFM PRICE REVISION FORMULA

C2	IAE PRICE REVISION FORMULA

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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PURCHASE AGREEMENT

This A320 family aircraft purchase agreement (the “Agreement”) is made as of _____________________, 2010

Among:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814, (the “Seller”),

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED, a company organised under the laws of the People's Republic of China having its principal place of business at Bai Yun Airport, Guangzhou 510405, People's Republic of China, (the “Buyer”),

and

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD., formerly known as CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (the "Consenting Party").

The Seller and the Buyer and the Consenting Party are referred to together as the “Parties” and each a “Party”.

WHEREAS

A.
The Seller and the Buyer, with the consent of the Consenting Party, have signed an aircraft general terms agreement reference CT0803291 dated February 2nd, 2010 (the “AGTA“) which constitutes an integral part of this Agreement.

B.	Subject to the terms and conditions of this Agreement and of the AGTA, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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0.	SUPPLEMENTARY DEFINITIONS

0.1	In addition to the words and the terms elsewhere defined in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

0.2	Capitalised words and terms used in this Agreement which are not defined herein shall have the meaning assigned thereto in the AGTA.

A320 Airframe	means the A320 Aircraft excluding the A320 Propulsion Systems.

A321 Airframe	means the A321 Aircraft excluding the A321 Propulsion Systems.

A320 Aircraft
means an Airbus A320-200 model aircraft including the A320 Airframe, the A320 Propulsion Systems, and any part, component, furnishing or equipment installed on the A320 Aircraft on Delivery under the terms and conditions of this Agreement and the AGTA.

A321 Aircraft
means an Airbus A321-200 model aircraft including the A321 Airframe, the A321 Propulsion Systems, and any part, component, furnishing or equipment installed on the A321 Aircraft on Delivery under the terms and conditions of this Agreement and the AGTA.

A320 Propulsion
Systems	as specified in Clause 2.2.1.

A321 Propulsion
Systems	as specified in Clause 2.2.2.

A320 Specification	means either (a) the A320 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A320 Standard Specification as amended by all applicable SCNs and MSCNs.

A321 Specification	means either (a) the A321 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A321 Standard Specification as amended by all applicable SCNs and MSCNs.

A320 Standard
Specification	means the A320-200 standard specification document number D.000.02000 Issue 7, dated March 1, 2007 a copy of which has been annexed hereto as Appendix A2, with the following design weights:

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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MTOW:	73.5 tonnes
MLW:	64.5 tonnes and
MZFW:	61.0 tonnes

A321 Standard
Specification	means the A321-200 standard specification document number E.000.02000 Issue 4, dated March 1, 2007 a copy of which has been annexed hereto as Appendix A3, with the following design weights:

MTOW:	89 tonnes
MLW:	75.5 tonnes and
MZFW:	71.5 tonnes

Airframe Base Price	means, with respect to the:

(i)	A320 Airframe, the A320 Airframe Base Price set forth in Clause 3.1.1;
(ii)	A321 Airframe, the A321 Airframe Base Price set forth in Clause 3.1.2; or
(iii)	Aircraft, any or all of the A320 Airframe Base Price and the A321 Airframe Base Price.

Aircraft	means any or all of the A320 Aircraft and A321 Aircraft.

Base Delivery
Condition Year	***

Base Price	means the sum of the applicable Airframe Base Price and the applicable Propulsion Systems Base Price.

Daily Liquidated
Damages Amount	as specified in Clause 6.

First Quarter, or Q1	means the months of January, February, and March.

Fourth Quarter, or Q4	means the months of October, November, and December.

PEP Revision Service
Period	as specified in Clause 8.2.

Propulsion Systems
Base Price	as specified in Clause 3.2.

Propulsion Systems
Manufacturer	means the manufacturer of the selected Propulsion Systems.

Propulsion Systems
Reference Price	as specified in Clause 3.2.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Quarter	means any or all of the First Quarter, Second Quarter, Third Quarter and Fourth Quarter

Revision Service
Period	as specified in Clause 8.1.

Second Quarter, or Q2	means the months of April, May, and June.

Third Quarter, or Q3	means the months of July, August, and September.

0.3	Clause headings and the index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.4	In this Agreement unless the context otherwise requires:

(a)
references to Clauses, Schedules, Appendices, and Exhibits are to be construed as references to the Clauses, Schedules, Appendices, and Exhibits to this Agreement and references to this Agreement include its Clauses, Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

1.	QUANTITY

The Seller shall sell and deliver and the Buyer shall buy and take delivery of thirty (30) Aircraft on the Delivery Dates at the Delivery Location upon the terms and conditions contained in this Agreement.

Unless otherwise agreed in writing by the Parties pursuant to the terms and conditions of this Agreement, such thirty (30) Aircraft shall be ten (10) A320 Aircraft and twenty (20) A321 Aircraft.

2.	AIRCRAFT DEFINITION

2.1	Aircraft Standard Specification Definition

2.1.1	Standard Specification for the A320 Aircraft

The A320 Aircraft shall be manufactured in accordance with the A320 Specification.

2.1.2	Standard Specification for the A321 Aircraft

The A321 Aircraft shall be manufactured in accordance with the A321 Specification.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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2.2	Propulsion Systems

2.2.1	The A320 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B4/3 engines, or

(ii)	International Aero Engines IAE V2527-A5 engines

(each, upon selection by the Buyer, being referred to as the “A320 Propulsion Systems”).

2.2.2	The A321 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B3/3 engines, or

(ii)	International Aero Engines IAE V2533-A5 engines

(each, upon selection by the Buyer, being referred to as the “A321 Propulsion Systems”).

The A320 Propulsion Systems and the A321 Propulsion Systems being referred to herein collectively as the “Propulsion Systems”.

2.2.3
The Buyer shall notify the Seller in writing of its selection of Propulsion Systems type for the Aircraft by no later than *** prior to the Scheduled Delivery Month of the first Aircraft based on the Aircraft delivery schedule set forth in Clause 4 herein.  Such selection shall be incorporated in the applicable Aircraft Specification by signature of a Specification Change Notice.  If the Buyer does not select its Propulsion Systems type as agreed herein, in addition to its other rights and remedies, the Seller will have the right to defer the Scheduled Delivery Months of any or all of the Aircraft.

3.	BASE PRICES

With respect to the Aircraft, Clause 3.1 and Clause 4.1 of the AGTA shall apply.

3.1	Airframe Base Price

3.1.1	A320 Airframe Base Price

The A320 Airframe Base Price is the sum of:

(i)
the base price of the standard A320 Airframe as defined in the A320 Standard Specification excluding Buyer Furnished Equipment and including for the avoidance of doubt engine accessories, nacelles and thrust reversers, which is:

***, and

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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(ii)	the budgetary sum of the base prices of the Specification Change Notices applicable to A320 Aircraft, which is:

***

3.1.2	A321 Airframe Base Price

The A321 Airframe Base Price is the sum of:

(i)
the base price of the standard A321 Airframe as defined in the A321 Standard Specification excluding Buyer Furnished Equipment and including for the avoidance of doubt engine accessories, nacelles and thrust reversers, which is:

***, and

(ii)	the budgetary sum of the base prices of the Specification Change Notices applicable to A321 Aircraft, which is:

***

3.1.4
The Airframe Base Prices are expressed in United States dollars (USD) at *** delivery conditions and are subject to adjustment up to the Aircraft Delivery Date in accordance with the Airframe Price Revision Formula set out in Appendix B.

3.2	Propulsion Systems Base Price

3.2.1	CFM International

3.2.1.1	The Propulsion Systems Base Price of a set of two (2) CFM INTERNATIONAL Propulsion Systems is:

(i)	CFM56-5B4/3 for the A320 Aircraft

***

(ii)	CFM56-5B3/3 for the A321 Aircraft

***

3.2.1.2
Such CFM International Propulsion Systems Base Prices have been established in accordance with delivery conditions for a theoretical delivery in *** and have been calculated from the CFM International Propulsion Systems Reference Prices below:

(i)	CFM56-5B4/3 for the A320 Aircraft

***

(ii)	CFM56-5B3/3 for the A321 Aircraft

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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***

The CFM International Propulsion Systems Reference Prices have been established in accordance with economic conditions prevailing for a theoretical delivery in *** at the Reference Composite Price Index of *** and shall be subject to revision up to the Aircraft Delivery Date in accordance with the CFM INTERNATIONAL Price Revision Formula set out in Appendix C1 hereto.

3.2.2	IAE

3.2.2.1	The Propulsion Systems Base Price of a set of two (2) INTERNATIONAL AERO ENGINES Propulsion Systems (excluding specifically engine accessories, nacelles and thrust reversers) is:

(i)	IAE V2527-A5 for the A320 Aircraft

***

(ii)	IAE V2533-A5 for the A321 Aircraft

***

3.2.2.2
Such INTERNATIONAL AERO ENGINES Propulsion Systems Base Prices have been established in accordance with delivery conditions for a theoretical delivery in *** and have been calculated from the INTERNATIONAL AERO ENGINES Propulsion Systems Reference Prices below:

(i)	IAE V2527-A5 for the A320 Aircraft

***

(ii)	IAE V2533-A5 for the A321 Aircraft

***

The INTERNATIONAL AERO ENGINES Propulsions Systems Reference Prices have been established in accordance with economic conditions prevailing for a theoretical delivery in *** and shall be subject to revision up to the Aircraft delivery date in accordance with the INTERNATIONAL AERO ENGINES Price Revision Formula set forth in Appendix C2 hereto.

3.3	Base Price of the Aircraft

The Base Price of the Aircraft is the sum of the Airframe Base Price and the CFM International Propulsion Systems Base Price until the Buyer notifies the Seller of its Propulsion Systems selection. After such notification, the Base Price of the Aircraft shall be the sum of the Airframe Base Price and the selected Propulsion Systems Base Price.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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4.	DELIVERY SCHEDULE

Subject to Clauses 2, 7, 8, 10 and 18 of the AGTA, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following delivery months or Quarters:

N°1	A320 Aircraft	***
N°2	A320 Aircraft	***

N°3	A321 Aircraft	***
N°4	A321 Aircraft	***

N°5	A321 Aircraft	***
N°6	A321 Aircraft	***
N°7	A321 Aircraft	***
N°8	A321 Aircraft	***

N°9	A320 Aircraft	***
N°10	A320 Aircraft	***

N°11	A321 Aircraft	***
N°12	A321 Aircraft	***
N°13	A321 Aircraft	***
N°14	A321 Aircraft	***
N°15	A321 Aircraft	***
N°16	A321 Aircraft	***
N°17	A321 Aircraft	***
N°18	A321 Aircraft	***
N°19	A321 Aircraft	***
N°20	A321 Aircraft	***

N°21	A321 Aircraft	***
N°22	A321 Aircraft	***
N°23	A321 Aircraft	***
N°24	A321 Aircraft	***

N°25	A320 Aircraft	***
N°26	A320 Aircraft	***
N°27	A320 Aircraft	***
N°28	A320 Aircraft	***
N°29	A320 Aircraft	***
N°30	A320 Aircraft	***

Each such calendar month shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5.	PAYMENTS

5.1	With respect to Clause 5.3.1 of the AGTA, the Predelivery Payment Reference Price is determined by the following formula:

***

5.2	With respect to Clause 5.3.2 of the AGTA, the Predelivery Payments shall be made in accordance with the following schedule:

***
In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of this Agreement, such Predelivery Payment shall be made upon signature of this Agreement.

***

5.3	With respect to Clause 5.3.5 of the AGTA, the Seller shall be entitled to request Predelivery Payments for each SCN executed after signature of this Agreement:

***

6.	LIQUIDATED DAMAGES

In the event of a Non-Excusable Delay as defined in Clause 11 of the AGTA, ***

The amount of such liquidated damages shall *** in respect of any one Aircraft.

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to this Clause shall be considered to be liquidated damages and have been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this Clause and in Clause 11 of the AGTA.

7.	WARRANTIES AND SERVICE LIFE POLICY

7.1	With respect to Clause 12.1.3 of the AGTA, the Warranty Period shall be ***

7.2
With respect to Clause 12.2.2 of the AGTA, if a Failure occurs in an Item before the Aircraft in which such Item has been originally installed has completed *** then the Seller shall comply with the undertakings defined in such Clause 12.2.2.

7.3	With respect to Clause 12.2.3 of the AGTA, ***

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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7.4	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN CLAUSE 12 AND CLAUSE 14 OF THE AGTA ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF ITS SUPPLIERS AND SUBCONTRACTORS.

8.	TECHNICAL DATA

8.1	Pursuant to Clause 14 of the AGTA, Technical Data shall be supplied in accordance with Exhibit G of the AGTA *** (the “Revision Service Period”).

8.2	Pursuant to Clause 14.13.3 of the AGTA, the license to use the Performance Engineer Program (the “PEP”) and the revision service shall be provided *** (the “PEP Revision Service Period”).

8.3	With respect to Clause 14.7 of the AGTA, upon request by the Buyer, the Seller shall provide up to *** of Technical Data familiarization training at the Seller’s or the Buyer’s facilities.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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If such training is conducted at the Buyer’s facilities, the Seller will bear the costs for all travel and living expenses of the representatives of the Seller conducting such training.

9.	SELLER REPRESENTATIVE SERVICES

Pursuant to Clause 15 of the AGTA, the Seller Representative allocation provided to the Buyer is defined hereunder.

9.1
The Seller shall provide to the Buyer a total of *** of Seller Representative Services per Aircraft at the Buyer's main base or at other locations to be mutually agreed, limited to a total of *** for the fleet.

9.2	For the sake of clarification, such Seller Representatives’ services shall include initial Aircraft Entry Into Service assistance, sustaining support services and spares representatives.

9.3	The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed *** Seller Representatives.

10.	NEGOTIATED AGREEMENT

The Buyer and the Seller specifically recognize that this Agreement, which incorporates the terms of the AGTA, is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the Buyer and the Seller, and that the Specification and price of the Aircraft specified in this Agreement and the other mutual agreements of the Buyer and the Seller set forth herein and in the AGTA were agreed upon after careful consideration by the Buyer using its judgment as a professional operator and by the Seller using its judgment as an aircraft manufacturer and arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein and in the AGTA.

The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

11.	APPLICABILITY

This Agreement incorporates the terms and conditions of the AGTA.

This Agreement and the AGTA contain the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersede all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only by mutual agreement in writing signed by authorized representatives of the Buyer and the Seller.

With respect to the Aircraft, the AGTA shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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If there is any inconsistency between the AGTA and this Agreement, the latter shall prevail to the extent of such inconsistency.

12.	CONFIDENTIALITY

The Parties agree that the terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Agreement.

13.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The Parties do not intend that any term of the AGTA and of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to the AGTA and the Agreement.

The Parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under the AGTA or the Agreement without the consent of any person who is not a party to the AGTA and the Agreement.

14.	LAW AND JURISDICTION

14.1	This Agreement and the AGTA shall be governed by and construed in accordance with the laws of England.

14.2
Any dispute, controversy or claim arising out of or in connection with this Agreement and/or the AGTA, including any question regarding their existence, validity or termination ("Dispute") shall be referred to and finally resolved in accordance with the following procedure.

The Parties shall first attempt in good faith to resolve the Dispute by negotiation, in which case, one Party shall give notice to the other of the Dispute ("Notice of Dispute"). Such Notice of Dispute shall include a summary of the subject of the Dispute and the arguments upon which that Party relies.
Any Dispute not resolved by negotiation within thirty (30) calendar days following receipt of the Notice of Dispute by the other Party shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce ("ICC") (the "Rules"), which Rules are deemed to be incorporated by reference into this Agreement and the AGTA.

Arbitration shall be in the English language and be administered by the International Court of Arbitration of the ICC pursuant to the Rules. The number of arbitrators shall be three (3). The place of arbitration shall be London, United Kingdom. The decision of the arbitral tribunal shall be final and binding on the Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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15.	COUNTERPARTS

This Agreement has been executed in three (3) original copies which are in English and may be executed in counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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IN WITNESS WHEREOF, this Agreement was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A1

A320 STANDARD SPECIFICATION

The A320 Standard Specification is contained in a separate folder.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A2

A321 STANDARD SPECIFICATION

The A321 Standard Specification is contained in a separate folder.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX B

AIRFRAME PRICE REVISION FORMULA

1	Base Prices

The Airframe Base Prices defined in Clause 3.1 of this Agreement are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.

2	Base Period

The Airframe Base Prices have been established in accordance with ***

values indicated hereof shall not be subject to any revision.

3	Indexes

Labor Index: ***

Material Index: ***

4	Revision Formula

***

5	General Provisions

***

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX C1

CFM INTERNATIONAL PRICE REVISION FORMULA

1	Reference Price of the Propulsion Systems

The Propulsion Systems Reference Price of a set of two (2) CFM International engines and additional standard equipment is:

For the A320 Aircraft CFM-5B4/3 engines: ***

For the A321 Aircraft CFM-5B3/3 engines: ***

These Propulsion Systems Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 1.4 and 1.5 hereof in this Appendix C1.

2	Reference Period

The above Propulsion Systems Reference Prices have been established in accordance with the *** as defined by CFM International by the ***

3	Indexes

Labor Index: ***

Material Index : ***

4	Revision Formula

***

5	General Provisions

***

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX C2

INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

1	Reference Price

The Propulsion Systems Reference Price for a set of two (2) INTERNATIONAL AERO ENGINES V2500 series Engines is:

For the A320 Aircraft IAE V2527-A5 engines: ***

For the A321 Aircraft IAE V2533-A5 engines: ***

These Propulsion Systems Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of this Appendix C2.

2	Reference Period

The above Propulsion Systems Reference Prices have been established in accordance with *** as defined, according to INTERNATIONAL AERO ENGINES by the ***

3	Indexes

Labor Index: ***

Material Index: ***

4	Revision Formula

***

5	General Provisions

***

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENTS AND SIDE LETTERS

TO THE

A320 FAMILY AIRCRAFT PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

AND

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CONTENTS

LETTER
AGREEMENT

N°1	***

N°2	***

N°3	***

N°4	***

N°5A	A320 PERFORMANCE GUARANTEES

N°5B	A321 PERFORMANCE GUARANTEES

N°6	MISCELLANEOUS MATTERS

N°7	CUSTOMER SUPPORT MATTERS

N°8	***

N°9	***

N°10	***

SIDE
LETTER

N°1	***

N°2	***

N°3	***

N°4	***

N°5	***

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA0	Page 2/2
CT1001939		Private & Confidential

LETTER AGREEMENT 1

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA1	Page 1/3
CT1001939		Private & Confidential

LETTER AGREEMENT 1

***

8.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

9.	Confidentiality

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA1	Page 2/3
CT1001939		Private & Confidential

LETTER AGREEMENT 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA1	Page 3/3
CT1001939		Private & Confidential

LETTER AGREEMENT 2

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA2	Page 1/3
CT1001939		Private & Confidential

LETTER AGREEMENT 2

***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA2	Page 2/3
CT1001939		Private & Confidential

LETTER AGREEMENT 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA2	Page 3/3
CT1001939		Private & Confidential

LETTER AGREEMENT 3

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA3	Page 1/3
CT1001939		Private & Confidential

LETTER AGREEMENT 3

***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA3	Page 2/3
CT1001939		Private & Confidential

LETTER AGREEMENT 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA3	Page 3/3
CT1001939		Private & Confidential

LETTER AGREEMENT 4

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA4	Page 1/3
CT1001939		Private & Confidential

LETTER AGREEMENT 4

***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA4	Page 2/3
CT1001939		Private & Confidential

LETTER AGREEMENT 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA4	Page 3/3
CT1001939		Private & Confidential

LETTER AGREEMENT 5A

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject: A320-200 PERFORMANCE GUARANTEES

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5A	Page 1/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5A

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A320-200 aircraft (the “Aircraft” for the purposes of this Letter Agreement) as described in the Standard Specification *** equipped with:

a)         CFM56-5B4/3 model engines (“CFM Engines”)

b)         IAE V2527-A5 model engines (“IAE Engines”)

without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of *** at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in *** conditions shall not be more than a guaranteed value of:

a)         for Aircraft equipped with CFM Engines :      ***

b)         for Aircraft equipped with IAE Engines :       ***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Clause 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)         for Aircraft equipped with CFM Engines :     ***

b)         for Aircraft equipped with IAE Engines :       ***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of *** conditions under the Weight and Altitude conditions given below:
Gross Weight (kg)    Pressure Altitude (ft)

***
shall be not less than a guaranteed value of:

a)         for Aircraft equipped with CFM Engines :      ***

b)         for Aircraft equipped with IAE Engines :       ***

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5A	Page 2/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5A

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty as below:

a)         for Aircraft equipped with CFM Engines       ***

b)         for Aircraft equipped with IAE Engines         ***

These are the Manufacturer's Weight Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in Clause 1 of this Letter Agreement and are subject to adjustment as defined in Clause 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Clause 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***. Cruise performance assumes a centre of gravity position of ***.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5A	Page 3/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5A

5.3
Compliance with those parts of the Guarantees defined in Clause above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A320-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases  appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantee defined in Clause 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
If any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a "Rule Change")  is made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification, then the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

6.2	The Guarantees apply to the Aircraft as described in Clause 1 of this Letter Agreement and may be adjusted in the event of:

(i)	Any further configuration change which is the subject of a SCN
(ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
(iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	***

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5A	Page 4/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5A

9.	***

10.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

11.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5A	Page 5/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5A

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5A	Page 6/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5B

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject: A321-200 PERFORMANCE GUARANTEES

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5B	Page 1/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5B

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A321-200 aircraft (the “Aircraft” for the purposes of this Letter Agreement) as described in the Standard Specification *** equipped with:

a)	CFM56-5B3/3 model engines (“CFM Engines”)

b)	IAE V2533-A5 model engines (“IAE Engines”)

without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of *** at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in *** conditions shall not be more than a guaranteed value of:

a)	for Aircraft equipped with CFM Engines : ***

b)	for Aircraft equipped with IAE Engines : ***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Clause 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for Aircraft equipped with CFM Engines : ***

b)	for Aircraft equipped with IAE Engines : ***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of *** under the Weight and Altitude conditions given below:

Gross Weight (kg)   Pressure Altitude (ft)
***                           ***
shall be not less than a guaranteed value of:

a)	for Aircraft equipped with CFM Engines : ***

b)	for Aircraft equipped with IAE Engines : ***

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5B	Page 2/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5B

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

a)	for Aircraft equipped with CFM Engines ***

b)	for Aircraft equipped with IAE Engines ***

These are the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in Clause 1 of this Letter Agreement and are subject to adjustment as defined in Clause 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Clause 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***. Cruise performance assumes a centre of gravity position of ***.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5B	Page 3/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5B

5.3
Compliance with those parts of the Guarantees defined in Clause 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A321-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases  appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantee defined in Clause 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
If any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a"Rule Change")  is made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification, then the Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

6.2	The Guarantees apply to the Aircraft as described in Clause 1 of this Letter Agreement and may be adjusted in the event of:

(i)	Any further configuration change which is the subject of a SCN
(ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
(iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	***

9.	***

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5B	Page 4/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5B

10.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

11.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5B	Page 5/6
CT1001939		Private & Confidential

LETTER AGREEMENT 5B

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA5B	Page 6/6
CT1001939		Private & Confidential

LETTER AGREEMENT 6

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : Miscellaneous

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA6	Page 1/3
CT1001939		Private & Confidential

LETTER AGREEMENT 6

1.	Clause 5 of the AGTA

With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to delete Clause 5.3.4 of the AGTA in its entirety and replace it with the following provision between the words QUOTE and UNQUOTE:

QUOTE
5.3.4       ***
UNQUOTE

2.	Clause 7 of the AGTA

With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to add a new Clause 7.4.3 to the AGTA as set forth below between the words QUOTE and UNQUOTE:

QUOTE
7.4.3       ***
UNQUOTE

3.	Clause 18 of the AGTA

With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to delete Clause 18.3.2 of the AGTA in its entirety and replace it with the following provision between the words QUOTE and UNQUOTE:

QUOTE
18.3.2
UNQUOTE

4.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA6	Page 2/3
CT1001939		Private & Confidential

LETTER AGREEMENT 6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA6	Page 3/3
CT1001939		Private & Confidential

LETTER AGREEMENT 7

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : Customer Support

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family purchase agreement dated as of even date herewith (the "Purchase Agreement") which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA7	Page 1/4
CT1001939		Private & Confidential

LETTER AGREEMENT 7

1.	Clause 14 of the AGTA

1.1	With respect only to the Aircraft purchased under the Purchase Agreement, Clause 14.4.3.1 of the AGTA shall be deleted in its entirety and replaced by the following quoted text:

QUOTE
14.4.3.1  ***
UNQUOTE

1.2	With respect only to the Aircraft purchased under the Purchase Agreement, Clause 14.6 of the AGTA shall be deleted in its entirety and replaced by the following quoted text:

QUOTE
14.6  ***
QUOTE

1.3	With respect only to the Aircraft purchased under the Purchase Agreement, the following quoted text shall be added at the end of Clause 14.9.3 of the AGTA:

QUOTE
***
UNQUOTE

2.	Exhibit H of the AGTA

2.1	With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to add to the following Clauses to Exhibit H of the AGTA:

QUOTE
3.1.4   ***

3.1.4.1 ***

3.1.4.2 ***
UNQUOTE

2.2	With respect only to the Aircraft purchased under the Purchase Agreement, the following new Clause 4.2.2 shall be added to Exhibit H of the AGTA:

QUOTE
4.2.2 ***
UNQUOTE

3.	Operational Visit

***

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA7	Page 2/4
CT1001939		Private & Confidential

LETTER AGREEMENT 7

4.	Flight Operations Review

***

5.	CBT Revision Service

The Airbus Advanced Computer Based Training in use at the Seller’s Training Centers are revised on a regular basis and such revision shall be provided to the Buyer ***.

6.	Training Allowance

Pursuant to Clause 2 and 3 of Appendix A to Clause 16 of the AGTA, ***

Such trainee-days shall be used solely for the above courses, as defined in the Seller's applicable Training Courses Catalogue.

Within such trainee-day allowance, the number of Engine Run-up courses shall be limited to ***

7.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

8.	Confidentiality

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA7	Page 3/4
CT1001939		Private & Confidential

LETTER AGREEMENT 7

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA7	Page 4/4
CT1001939		Private & Confidential

LETTER AGREEMENT 8

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject: ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA8	Page 1/3
CT1001939		Private & Confidential

LETTER AGREEMENT 8

***

2.	Assignment
Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality
This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA8	Page 2/3
CT1001939		Private & Confidential

LETTER AGREEMENT 8

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA8	Page 3/3
CT1001939		Private & Confidential

LETTER AGREEMENT 9

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA9	Page 1/3
CT1001939		Private & Confidential

LETTER AGREEMENT 9

***

5.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

6.	Confidentiality

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA9	Page 2/3
CT1001939		Private & Confidential

LETTER AGREEMENT 9

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA9	Page 3/3
CT1001939		Private & Confidential

LETTER AGREEMENT 10

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of
China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA10	Page 1/3
CT1001939		Private & Confidential

LETTER AGREEMENT 10

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA10	Page 2/3
CT1001939		Private & Confidential

LETTER AGREEMENT 10

Witnessed and

acknowledged, For and

on behalf of

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

_________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	LA10	Page 3/3
CT1001939		Private & Confidential

SIDE LETTER 1

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES GROUP IMPORT
AND EXPORT TRADING CORP., LTD.
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Purchase Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL1	Page 1/3
CT1001939		Private & Confidential

SIDE LETTER 1

***

2.	Assignment

Notwithstanding any other provision of this Side Letter, the AGTA or the Purchase Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Side Letter (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL1	Page 2/3
CT1001939		Private & Confidential

SIDE LETTER 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL1	Page 3/3
CT1001939		Private & Confidential

SIDE LETTER 2

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES GROUP IMPORT
AND EXPORT TRADING CORP., LTD.
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Purchase Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL2	Page 1/3
CT1001939		Private & Confidential

SIDE LETTER 2

***

2.	Assignment

Notwithstanding any other provision of this Side Letter, the AGTA or the Purchase Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Side Letter (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL2	Page 2/3
CT1001939		Private & Confidential

SIDE LETTER 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL2	Page 3/3
CT1001939		Private & Confidential

SIDE LETTER 3

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES GROUP IMPORT
AND EXPORT TRADING CORP., LTD.
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Purchase Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL3	Page 1/3
CT1001939		Private & Confidential

SIDE LETTER 3

***

2.	Assignment

Notwithstanding any other provision of this Side Letter, the AGTA or the Purchase Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Side Letter (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL3	Page 2/3
CT1001939		Private & Confidential

SIDE LETTER 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL3	Page 3/3
CT1001939		Private & Confidential

SIDE LETTER 4

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES GROUP IMPORT
AND EXPORT TRADING CORP., LTD.
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Purchase Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL4	Page 1/3
CT1001939		Private & Confidential

SIDE LETTER 4

***

2.	Assignment

Notwithstanding any other provision of this Side Letter, the AGTA or the Purchase Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Side Letter (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL4	Page 2/3
CT1001939		Private & Confidential

SIDE LETTER 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL4	Page 3/3
CT1001939		Private & Confidential

SIDE LETTER 5

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES GROUP IMPORT
AND EXPORT TRADING CORP., LTD.
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement dated February 2nd, 2010 (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

The Parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Purchase Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL5	Page 1/3
CT1001939		Private & Confidential

SIDE LETTER 5

***

2.	Assignment

Notwithstanding any other provision of this Side Letter, the AGTA or the Purchase Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Side Letter (and its existence) shall be treated by the Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Parties. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Parties.

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL5	Page 2/3
CT1001939		Private & Confidential

SIDE LETTER 5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

Signature:

___________________________, 2010

***	This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

PA A320 CSN 2010	SL5	Page 3/3
CT1001939		Private & Confidential